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                                                                    EXHIBIT 99.1

                          WIRELESS BROADBAND PRODUCTS
                      TECHNOLOGY LICENSE OPTION AGREEMENT


BETWEEN


                       STANFORD TELECOMMUNICATIONS INC.
       a Delaware Corporation having its principal place of business at 1221 Crossman Avenue, P.O. Box 3733, Sunnyvale, California 94089
                                   ("Stel")

AND

                        NEWBRIDGE NETWORKS CORPORATION
       a Canadian Corporation having its principal place of business at
        600 March Road, P.O. Box 13600, Kanata, Ontario, Canada K2K 2E6
                                 ("Newbridge")


This Agreement is made effective as of the 22nd day of June 1999 (the "Effective Date").


                                  BACKGROUND

     A. Stel designs, manufactures and markets advanced digital communications products and systems to establish or enhance communications via satellites, terrestrial wireless and cable.

     B. Newbridge designs, manufactures, markets and services a comprehensive family of networking products and systems.

     C. Pursuant to that certain Agreement and Plan of Merger (the "Merger Agreement") executed concurrently herewith by Stel and Newbridge (each a "Party" and collectively "Parties") and Saturn Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Newbridge ("Merger Sub"), as a condition and as a inducement to Newbridge and the Merger Sub to enter the Merger Agreement, Stel is providing an option to license Stel's wireless broadband products technology upon the terms and subject to the conditions set forth in this Agreement.
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THEREFORE THE PARTIES AGREE:

1. Definitions. The following capitalized terms shall have these meanings ascribed to them:

     1.1 "Affiliate" means any person that controls, is controlled by or is under common control with a Party

     1.2 "Agreement" means this Wireless Broadband Products Technology License Option Agreement.

     1.3 "Change of Control" means an "Acquisition Transaction", as such term is defined in the Merger Agreement; provided, however, that the spin-off of the
                                    --------  -------
WBP business of Stel by distribution to Stel's stockholders shall not constitute a Change of Control, unless subsequent to such spin-off and during the Option Period an Acquisition Transaction occurs involving the new company conducting the WBP business.

     1.4 "Escrow Agreement" means an escrow agreement to be entered into by the parties and an escrow agent (the "Escrow Agent") selected by the parties within 30 days of the Effective Date, which provides under the circumstances described in Section 3.2 the release to Newbridge of the Stel Designs and related information for the Stel Intellectual Property.

     1.5 "Intellectual Property" means patents, copyrights, mask work rights, trade secrets and any other intellectual or industrial properties as may be recognized around the world, including without limitation, applications and registrations for any of the foregoing.

     1.6  "License" has the meaning set forth in Section 2.3

     1.7 "Licensed Patents" means: (i) the patent and patent applications specified in Exhibit A attached hereto; (ii) the resulting patents, reissues,
             ---------
reexaminations, and continuations, continuations-in-part and divisionals of any of the foregoing; and (iii) corresponding foreign patent applications and resulting patents of any of the foregoing.

     1.8 "Licensed Products" are products that incorporate or are produced by the practice of subject matter of Stel Intellectual Property or whose manufacture, use, sale, export, or offer for sale would constitute an infringement of Stel Intellectual Property but for the License granted under this Agreement.

     1.9  "Option" has the meaning set forth in Section 2.1

     1.10 "Option Period" means the period beginning on the Effective Date and ending on the earlier of: (i) May 24, 2001; (ii) nine months after the termination by

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Newbridge of the Merger Agreement pursuant to Section 8.1(h) thereof; (iii)
twelve months after the termination by either Party of the Merger Agreement pursuant to Section 8.1(b) or 8.1(c) thereof; and (iv) the date of termination if the Merger Agreement is terminated by Stel pursuant to Section 8.1(f) or
Section 8.1(g) thereof.

     1.11  "Stel Designs" means the designs for Stel's WBP specified in Exhibit
                                                                        -------
B attached hereto, including without limitation, the schematics, net lists, mask
-
works, test data, simulations and specifications therefore.

     1.12 "Stel Intellectual Property" means all Intellectual Property owned or sublicensable by Stel at any time during the Term relating to, or otherwise used by its WBP business, including without limitation, the Licensed Patents and the Stel Designs, and Stel's written technical information and know-how therefor.

     1.13 "Term" means the period beginning on the Effective Date and ending upon: (i) the end of the Option Period, if Newbridge does not exercise the Option by such time; or (ii) the expiration of the last of Licensed Patents, otherwise.

     1.14  "WBP" means wireless broadband products.

2.   License Option and Grant; Technology Transfer

     2.1 Option Grant. Stel hereby grants to Newbridge an option (the "Option") to acquire the license specified in Section 2.3.

     2.2 Exercise of Option. The Option shall be exercisable by Newbridge upon a Change of Control. In order to exercise the Option, Newbridge shall: (i) provide Stel notice of its exercise of the Option; and (ii) pay Stel the option fee specified in Section 4.1.

     2.3 License. Effective upon Newbridge's exercise of the Option, Stel hereby grants to Newbridge a perpetual, nonexclusive, nontransferable, worldwide, irrevocable, fully paid-up and royalty-free license (the "License") without the right to sublicense except as set forth below to make, have made, import, use, sell and have sold Licensed Products covered by Stel Intellectual Property. Newbridge shall have the right to sublicense the rights set forth in this Section 2.3 to its Affiliates, third party OEMs and end-users of the Licensed Products.

     2.4 License of "Intellectual Property". All rights and licenses granted under or pursuant to this Agreement by Stel to Newbridge with respect to the Stel Intellectual Property are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11 of the United States Code (the "Bankruptcy Code"), licenses of rights to "intellectual property" as defined under Section 101(56) of the Bankruptcy Code. The Parties agree that Newbridge, as a licensee of such rights and licenses, shall retain and may fully exercise, provided it abides by the terms of this Agreement, all of its rights and

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elections under the Bankruptcy Code.  The Parties further agree that, in the event that any proceeding shall be instituted by or against Stel seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking an entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property, or Stel shall take any action to authorize any of the foregoing actions (each a "Proceeding"), Newbridge shall have the right to retain and enforce its rights under this Agreement including, but not limited to, the right obtain the License for the Stel Intellectual Property in accordance with the terms of this Agreement.

     2.5 Technology Transfer. Upon the effectiveness of the License in accordance with Section 2.3, (i) Stel shall provide Newbridge all reasonably applicable information pertinent to the manufacture of Stel Designs or otherwise to exploit the Stel Intellectual Property; and (ii) for a period of one year after the exercise of the Option, Stel shall make available to Newbridge at least three engineers that are thoroughly familiar with the Stel Intellectual Property for the purposes of facilitating the technology transfer required to fully exploit the License, including without limitation, applying the Stel Designs to Licensed Products.

3.   Escrow

     3.1 Deposit. Stel shall deposit in a timely manner into escrow with the Escrow Agent all reasonably applicable information pertinent to the manufacture of Stel Designs or otherwise to exploit the Stel Intellectual Property (the "Escrow Materials"), in accordance with the Escrow Agreement. Stel shall periodically update the Escrow Materials based on any improvements to the Stel Intellectual Property made during the Term. The Escrow Agent fees shall be borne by Stel.

     3.2 Release Events. The Escrow Materials shall be released only under the following circumstances:

          (a) To Newbridge, due to the failure of Stel or Stel's successor-in-interest after a Change of Control to carry out the technology transfer under
Section 2.5;

          (b) To Newbridge, at its option, due to Stel's bankruptcy, liquidation or winding up of its business; or

          (c) To Stel, due to the expiration of the Option Period, without the Option being exercised in accordance with Section 2.2.

     3.3 Post-Release Use. Provided the Escrow Materials have been rightfully released by the Escrow Agent to Newbridge in accordance with Section 3.2, the Escrow Materials shall be subject to the License.

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4.   Payments

     4.1 Option Fee. Upon exercising the Option, Newbridge shall pay Stel the sum of $69 million in consideration of the License and the technology transfer specified in Section 2.5, including without limitation, the salaries, travel, lodging and other expenses of the Stel personnel involved.

     4.2 Payment Terms. Newbridge shall pay Stel by check or wire transfer in immediately available funds within ten business days of notice of Newbridge's exercise of the Option.

5.   Confidentiality

     Newbridge and Stel agree that each of them shall treat any confidential information disclosed hereunder in accordance with the Confidentiality Agreement effective as of March 1, 1999 between the Parties, which Confidentiality Agreement, except with respect to the standstill provisions thereof, shall remain in full force and effect in accordance with its terms.

6.   Ownership

     6.1 Newbridge. As between Newbridge and Stel, Newbridge shall retain ownership of all right, title and interest in and to any and all Intellectual
Property: (i) held by Newbridge as of the Effective Date; or (ii) solely developed by Newbridge following exercise of the Option using the Stel Intellectual Property. Any and all Intellectual Property jointly developed by the Parties pursuant to Section 2.5 shall be jointly owned.

     6.2 Stel. Subject to the License granted hereunder, Stel shall retain ownership of all right, title and interest in and to the Stel Intellectual Property.

7.   Representations, Warranties and Indemnification

     7.1 Representations and Warranties. Stel represents, warrants and covenants that:

          (a) Other than the Licensed Patents and Stel Designs scheduled on Exhibit A and Exhibit B, respectively, there are no other Intellectual Property
---------     ---------
rights: (i) used in the WBP business or (ii) required to exploit the License;

          (b) Stel owns and shall continue to own the Stel Intellectual Property free and clear of any liens or encumbrances; and

          (c) Stel is able and shall remain able to grant the License specified in Section 2.3 for the Term and shall not commit any acts, or through inaction allow any events to occur, which would impair such ability.

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     7.2  Indemnification.  Stel shall indemnify, hold harmless, and defend
Newbridge, its officers, employees, and agents against any claims, suits, losses, damages, costs, fees, and expenses resulting from or arising out of exercise of the License granted under this Agreement or any breach of any representation or warranty hereunder. Stel shall pay all costs incurred by Newbridge to enforce this indemnification, including reasonable attorneys' fees.

8.   Term and Survival

     8.1  Term.  This Agreement shall be in effect for the Term.

     8.2 Survival. Upon the expiration of this Agreement, the provisions of Articles 1, 5 and 6, Section 7.2, this Section 8.2, Section 9.4, Section 9.13 and Section 9.14 shall survive and continue into perpetuity.

9.   Miscellaneous

     9.1 Waiver. No provision of this Agreement is deemed waived and no breach excused unless such waiver or consent is made in writing and signed by the Party to have waived or consented. Failure on the part of either Party to exercise or enforce any right of such Party under this Agreement shall not be a waiver by such Party of any right, or operate to bar the enforcement or exercise of the right at any time thereafter.

     9.2 Assignability. This Agreement is binding on and inures to the benefit of the Parties and their respective successors and assigns. Newbridge's rights and obligations hereunder shall survive any change in the status of Stel, including without limitation, Change of Control, bankruptcy or receivership.

     9.3 Notices. Any report, payment, notice, or other communication that either party receives must be in writing and shall be properly given and effective on the date of delivery if delivered in person, or the fifth day after mailing if mailed by first-class certified mail, postage paid, to the addresses given below (or to an address designated by written notice to the other party):

In the case of Newbridge:        Newbridge Networks Corporation
                                 600 March Road, P.O. Box 13600
                                 Kanata, Ontario, Canada K2K 2E6
                                 Phone: (613) 591-3600
                                 Fax:   (613) 599-3672
                                 Attention: Peter Nadeau


In the case of Stel:             Stanford Telecommunications, Inc.
                                 1221 Crossman Avenue, P.O. Box 3733

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                                 Sunnyvale, California 94089
                                 Telephone: (408) 735-0818
                                 Facsimile: (408) 745-2410
                                 Attention: Gary Wolf

     9.4 Governing Law. This Agreement and performance hereunder shall be governed by the laws of the State of California, without regard to its conflict of laws provisions. The Parties hereby acknowledge and agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

     9.5 Export Control. Newbridge shall observe all applicable United States and foreign laws and regulations concerning the transfer of Licensed Products and related technical data, including International Traffic in Arms Regulations
(ITAR) and Export Administration Regulations. The foregoing notwithstanding, Stel shall be responsible for obtaining any export permits hereunder for the License that may be exercised hereunder.

     9.6 Force Majeure. This Agreement is not breached and no liability is created when a Party fails to perform an obligation under this Agreement if the failure or omission arises from a cause beyond the reasonable control of such Party. These causes include, but are not limited to, the following: acts of God; acts or omissions of any government or governmental agency; compliance with requirements, rules, regulations, or order of any governmental authority or any office, department, agency, or instrumentality thereof; fire, storm, flood, earthquake; accident; acts of the public enemy, war, rebellion, insurrection, riot, sabotage, invasion; quarantine, restriction; transportation embargoes; or failures or delays in transportation.

     9.7 Interpretation. The Section headings contained in this Agreement are solely for purpose of reference and shall not in any way affect the meaning or interpretation of this Agreement.

     9.8 Amendments. Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement of Newbridge and Stel.

     9.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     9.10 Severability. In case any one or more of the provisions contained in this Agreement should be finally determined to be invalid, illegal or unenforceable in any respect against a Party hereto, it shall be adjusted if possible to effect the intent of the parties. In any event, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, and such invalidity,

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illegality or unenforceability shall only apply as to such party in the specific jurisdiction where such final determination shall have been made.

     9.11 No Agency. Neither Party is an agent of the other and neither shall have any power to contract for the other Party for any purpose.

     9.12 Entire Agreement. This Agreement, including the exhibits hereto and the documents and instruments referred to herein, and the Merger Agreement, including the exhibits thereto and the documents and instruments referred to therein, embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein.

     9.13 Rules of Construction. Each party to this Agreement has been represented by counsel during the preparation and execution of this Agreement, and therefore waives any rule of construction that would construe ambiguities against the party drafting the Agreement.

     9.14  Jury Waiver.  The Parties irrevocably waive trial by jury.

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     IN WITNESS WHEREOF, the Parties have executed this Agreement, on the date first above written.


                                  NEWBRIDGE NETWORKS CORPORATION


                                  By: /s/ Alan G. Lutz
                                     ------------------------------------------
                                  Name: Alan G. Lutz
                                       ----------------------------------------
                                  Title: President and Chief Operating Officer
                                        ---------------------------------------


                                  By: /s/ Peter Nadeau
                                     ------------------------------------------
                                  Name: Peter Nadeau
                                       ----------------------------------------
                                  Title: Vice President and General Counsel
                                        ---------------------------------------

                                  STANFORD TELECOMMUNICATIONS, INC.


                                  By: /s/ Val P. Peline
                                     ------------------------------------------
                                  Name: Val P. Peline
                                       ----------------------------------------
                                  Title: President and Chief Executive Officer
                                        ---------------------------------------

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